SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
January 23, 2019
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SCIENTIFIC INDUSTRIES, INC.
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(Exact name of registrant as specified in its charter)

Delaware	000-6658	04-2217279
(State or other Jurisdiction)	(Commission File Number)	(IRS Employer No.)

80 Orville Drive
Bohemia, New York 11716
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(Address of principal executive offices)

(631) 567-4700
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(Registrant's telephone number, including area code)

Not Applicable
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(Former name or former address, if changed since last report)

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The Company has agreed to an extension on the same terms through December 31, 2019 of: (i) the Consulting Agreement with Laboratory Innovations Company, Ltd., an affiliate of Joseph G. Cremonese, Chairman of the Board of Directors; and (ii) the Consulting Agreement with Grace S. Morin, a director of the Company.  Each consulting agreement may be terminated by either party thereto on at least 60 days' prior written notice.

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On January 23, 2019, the Board of Directors of the Company appointed John Moore to the Board of Directors in order to fill a Class B Director vacancy.

Mr. Moore, age 53, is currently the Chairman of Trialogics, a clinical trial software provider. He also serves on the Board of Directors of Noxopharm (ASX: NOX).  Mr. Moore was President, Chief Executive Officer and a director at Acorn Energy, Inc., where he worked from 2006 to 2016.  Mr. Moore was Chairman and EVP of ImaRx Therapeutics, a drug and medical therapy development company, from February 2004 to February 2006 and Chairman of Elite Pharmaceuticals from February 2003 to October 2004.  Mr. Moore was the President and founder of Edson Moore Healthcare Ventures from 2002 to 2004, which he co-founded to acquire $148 million in drug delivery assets from Elan Pharmaceuticals.  He was the Chief Executive Officer of Optimer, Inc. (a research based polymer development company) from its inception in 1994 until 2002 and Chairman from inception until its sale to Sterling Capital in February 2008.  He previously served as a member of the board of directors of Voltaix, Inc. prior to its sale to Air Liquid. Mr. Moore holds a B.A. in History from Rutgers University.

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

At the Annual Meeting of Stockholders of the Company held on January 23, 2019, the stockholders took the following actions:

1. Elected Ms. Helena R. Santos and Mr. James S. Segasture as Class A Directors to serve until the Annual Meeting of Stockholders for the year ended June 30, 2021 by the following votes:

	For	Withheld
Helena R. Santos	419,646	199
James S. Segasture	419,646	199

2. Approved by a vote of 468,503 shares for, 79 shares against, and 177 shares abstaining, the appointment by the Board of Directors of Nussbaum Yates Berg Klein & Wolpow, LLP as the Company's independent registered public accounting firm with respect to the Company's financial statements for the year ending June 30, 2019.

ITEM 9.01      Financial Statements and Exhibits

(a) and (b) not applicable

(c) Exhibits

Exhibit No.	Description
10.1	Extension Agreement between the Company and Laboratory Innovations Company, Ltd.
10.2	Extension Agreement between the Company and Grace S. Morin

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIENTIFIC INDUSTRIES, INC.

Date: January 25, 2019	By:	/s/ Helena R. Santos
Helena R. Santos,
President and Chief Executive Officer